                                   EXHIBIT 2
                                   ---------

                           JOINT REPORTING AGREEMENT


     In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other party as follows:

     1. Such party is eligible to file a statement or statements on Schedule 13G pertaining to the Common Stock, $.01 par value per share, of Brylane Inc., to which this agreement is an exhibit, for filing of the information contained herein.

     2. Such party is responsible for timely filing of such statement and any amendments thereto and for the completeness and accuracy of the information concerning such party contained therein, provided that no such party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

     3. Such party agrees that such statement is filed by and on behalf of such party and that any amendment thereto will be filed on behalf of each such party.


Dated:  February 14, 1998



                                        FS EQUITY PARTNERS II, L.P.,
                                        a California limited partnership

                                        By:  Freeman Spogli & Co.
                                             Its:  General Partner


                                             By:  /s/ John M. Roth
                                                 ----------------
                                                 Name:  John M. Roth
                                                 Title:  General Partner


                                        FREEMAN SPOGLI & CO.,
                                        a California general partnership


                                             By:  /s/ John M. Roth
                                                  ----------------
                                                  Name:  John M. Roth
                                                  Title: General Partner

                              Page 26 of 29 pages

                                  FS EQUITY PARTNERS III, L.P.,
                                  a Delaware limited partnership

                                  By:  FS Capital Partners, L.P.
                                       Its:  General Partner

                                       By:  FS Holdings, Inc.
                                            Its:  General Partner

                                            By:  /s/ John M. Roth
                                                 ----------------
                                                 Name:  John M. Roth
                                                 Title: Vice President


                                  FS CAPITAL PARTNERS, L.P.,
                                  a California limited partnership

                                        By:  FS Holdings, Inc.
                                             Its:  General Partner


                                             By:  /s/ John M. Roth
                                                  ----------------
                                                  Name:  John M. Roth
                                                  Title: Vice President


                                  FS HOLDINGS, INC.,
                                  a California corporation


                                             By:  /s/ John M. Roth
                                                  ----------------
                                                  Name:  John M. Roth
                                                  Title: Vice President


                                  FS EQUITY PARTNERS INTERNATIONAL, L.P.,
                                  a Delaware limited partnership

                                  By:  FS&Co. International, L.P.
                                       Its:  General Partner

                                       By:  FS International Holdings Limited
                                            Its:  General Partner


                                            By:  /s/ John M. Roth
                                                 ----------------
                                                 Name:  John M. Roth
                                                 Title: Vice President

                              Page 27 of 29 pages

                                        FS&CO. INTERNATIONAL, L.P.,
                                        a Cayman Islands exempted
                                        limited partnership

                                        By:  FS International Holdings Limited
                                             Its:  General Partner


                                             By:  /s/ John M. Roth
                                                  ----------------
                                                  Name:  John M. Roth
                                                  Title:  Vice President


                                        FS INTERNATIONAL HOLDINGS LIMITED,
                                        a Cayman Islands exempted company
                                        limited by shares


                                        By:  /s/ John M. Roth
                                             ----------------
                                             Name:  John M. Roth
                                             Title: Vice President


                                             /s/ Bradford M. Freeman
                                             -----------------------
                                             Bradford M. Freeman



                                             /s/ Ronald P. Spogli
                                             --------------------
                                             Ronald P. Spogli



                                             /s/ William M. Wardlaw
                                             ----------------------
                                             William M. Wardlaw



                                             /s/ J. Frederick Simmons
                                             ------------------------
                                             J. Frederick Simmons



                                             /s/ John M. Roth
                                             ----------------
                                             John M. Roth



                                             /s/ Charles P. Rullman, Jr.
                                             ---------------------------
                                             Charles P. Rullman, Jr.

                              Page 28 of 29 pages

                                        M&P DISTRIBUTING COMPANY,
                                        a Nevada corporation


                                        By:  /s/ John N. Brewer
                                             ------------------
                                             Name:  John N. Brewer
                                             Title: Assistant Secretary



The filing of this statement shall not be construed as an admission that ARAMARK/Galls Group, Inc. is a member of the group for purposes of making this filing. Sixty-five thousand shares of Common Stock held by ARAMARK/Galls Group, Inc. are subject to a presently exercisable option by a third party.



                                        ARAMARK/GALLS GROUP, INC.,
                                        a Delaware corporation


                                        By:  /s/ Michael O'Hara
                                             ------------------
                                             Name:  Michael O'Hara
                                             Title: Vice President


                              Page 29 of 29 pages